Exhibit 15.7 10 February 2022 CONSENT OF QUALIFIED PERSON Re: Annual Report on Form 20-F of ArcelorMittal Measured Group, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2021 (the "2021 20-F"): a) certify that we have supervised and validated the preparation of the Atansore Mine Mineral Resource and Reserve Estimate; b) consent to the use of and references to our name, including our status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2021 20-F and Atansore Mine Mineral Resource and Reserve Estimate; and c) consent to the incorporation by reference of the 2021 20-F into the Registration Statements Nos. 333- 147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333- 256031 on Form F-3 (and any amendments or supplements thereto). Measured Group is responsible for authoring, and this consent pertains to, Atansore Mine Mineral Resource and Reserve Estimate. Measured Group certifies that it has read the 2021 20-F and that it fairly and accurately represents the mineral reserves/resources for each property for which I am responsible. Dated: 10/02/2022 Signed by Peter Dumbrill, General Manager on behalf of Measured Group Pty Ltd /s/ Peter Dumbrill Peter Dumbrill Measured Group General Manager

MEASURED
GROUP
MORE FROM YOUR MINE

10 February 2022

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

Measured Group, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2021 (the "2021 20-F"):

a) certify that we have supervised and validated the preparation of the Atasu Mine Mineral Resource and Reserve Estimate;

b) consent to the use of and references to our name, including our status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2021 20-F and Atasu Mine Mineral Resource and Reserve Estimate; and

c) consent to the incorporation by reference of the 2021 20-F into the Registration Statements Nos. 333- 147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333- 256031 on Form F-3 (and any amendments or supplements thereto).

Measured Group is responsible for authoring, and this consent pertains to, Atasu Mine Mineral Resource and Reserve Estimate. Measured Group certifies that it has read the 2021 20-F and that it fairly and accurately represents the mineral reserves/resources for each property for which I am responsible.

Dated: 10/02/2022

Signed by Peter Dumbrill, General Manager on behalf of Measured Group Pty Ltd

/s/ Peter Dumbrill
Peter Dumbrill
Measured Group
General Manager

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+61 7 3220 1435 info@measuredgroup.com.au measuredgroup.com.au

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10 February 2022 CONSENT OF QUALIFIED PERSON Re: Annual Report on Form 20-F of ArcelorMittal Measured Group, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2021 (the "2021 20-F"): a) certify that we have supervised and validated the preparation of the Kentobe Mine Mineral Resource and Reserve Estimate; b) consent to the use of and references to our name, including our status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2021 20-F and Kentobe Mine Mineral Resource and Reserve Estimate; and c) consent to the incorporation by reference of the 2021 20-F into the Registration Statements Nos. 333- 147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333- 256031 on Form F-3 (and any amendments or supplements thereto). Measured Group is responsible for authoring, and this consent pertains to, Kentobe Mine Mineral Resource and Reserve Estimate. Measured Group certifies that it has read the 2021 20-F and that it fairly and accurately represents the mineral reserves/resources for each property for which I am responsible. Dated: 10/02/2022 Signed by Peter Dumbrill, General Manager on behalf of Measured Group Pty Ltd /s/ Peter Dumbrill Peter Dumbrill Measured Group General Manager

10 February 2022 CONSENT OF QUALIFIED PERSON Re: Annual Report on Form 20-F of ArcelorMittal Measured Group, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2021 (the "2021 20-F"): a) certify that we have supervised and validated the preparation of the Lisakovsky Mine Mineral Resource and Reserve Estimate; b) consent to the use of and references to our name, including our status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2021 20-F and Lisakovsky Mine Mineral Resource and Reserve Estimate; and c) consent to the incorporation by reference of the 2021 20-F into the Registration Statements Nos. 333- 147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and Registration Statement No. 333- 256031 on Form F-3 (and any amendments or supplements thereto). Measured Group is responsible for authoring, and this consent pertains to, Lisakovsky Mine Mineral Resource and Reserve Estimate. Measured Group certifies that it has read the 2021 20-F and that it fairly and accurately represents the mineral reserves/resources for each property for which I am responsible. Dated: 10/02/2022 Signed by Peter Dumbrill, General Manager on behalf of Measured Group Pty Ltd /s/ Peter Dumbrill Peter Dumbrill Measured Group General Manager